THE PRUDENTIAL SERIES FUND

Money Market Portfolio

Supplement dated December 7, 2015 to the

Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prudential Series Fund (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the Money Market Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus and SAI.

In July 2014, the US Securities and Exchange Commission announced revisions to the rules governing money market funds. Under the revised rules, government money market funds and retail prime money market funds can continue to maintain a stable net asset value (NAV) per share, while tax-exempt and institutional prime money market funds will be required to float their NAVs. During times of stress, redemption gates and liquidity fees could be imposed on all non-government money market funds, at the discretion of the fund’s board. Government money market funds will be excluded from this requirement, but can opt in with proper notice to investors.

In order to qualify as a government money market fund under the revised rules, a fund must invest at least 99.5% of its assets in government securities, cash or repurchase agreements backed by government securities. At a recent meeting of the Trust’s Board of Trustees, the Board approved changes to the Portfolio’s investment policies, in order to qualify the Portfolio as a government money market fund.

Currently, the Portfolio is managed as a money market fund investing in short-term money market instruments such as obligations issued by the US government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, floating and variable rate demand securities, bills, notes and other obligations issued by banks, corporations, and other companies (including trust structures), and obligations issued by foreign banks, companies, or foreign governments, and municipal notes.

Pursuant to the investment policy changes approved by the Board, the Portfolio will be managed as a government money market fund, which means that it will invest at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or other government securities. In recognition of these investment policy changes, the Board also approved changing the name of the Portfolio, to be known as the Government Money Market Portfolio. As a government money market fund, the Portfolio will seek to maintain a stable $10.00 NAV and will not implement redemption gates and liquidity fees.

At the same Board meeting, the Board and the Portfolio’s investment managers agreed to permanently reduce the Portfolio’s management fee from 0.40% of the Portfolio’s average daily net assets to 0.30% of the Portfolio’s average daily net assets.

The investment policy changes described above are anticipated to become effective in or around October 2016, at which time the Portfolio will also change its name, as described above. The reduction in the Portfolio’s management fee is anticipated to become effective on or about February 16, 2016.

More detailed information about the investment policy changes will be included in an amendment to the Trust’s registration statement, which is expected to be filed with the Securities and Exchange Commission and provided to shareholders in or around October 2016, prior to the effective date of the investment policy changes.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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